AerCap Transaction	12 Months Ended
Dec. 31, 2014
AerCap Transaction
AerCap Transaction

3. AerCap Transaction

        On May 14, 2014, AerCap and AerCap Ireland Limited, a wholly-owned subsidiary of AerCap, completed the purchase of 100 percent of ILFC's common stock from AIG. The total consideration paid to AIG on the Closing Date consisted of $2.4 billion in cash and 97,560,976 newly-issued AerCap common shares. Prior to the consummation of the AerCap Transaction, ILFC paid a special distribution to AIG in the amount of $600.0 million.

        The total consideration paid to AIG, excluding the special distribution of $600.0 million paid by ILFC to AIG on May 13, 2014, had a value of approximately $7.0 billion based on AerCap's closing price per share of $46.59 on May 14, 2014. On the Closing Date, immediately after completing the AerCap Transaction, all of ILFC's assets were transferred substantially as an entirety to, and substantially all of ILFC's liabilities were assumed by, AerCap Trust.

        In connection with the AerCap Transaction, AerCap Trust and AerCap Ireland Capital Limited, issued $2.6 billion aggregate principal amount of senior notes (the "Acquisition Notes"), consisting of three tranches of notes in varying tenor in a private placement, of which $2.4 billion was used to satisfy the cash consideration of the AerCap Transaction, and the remaining proceeds were used for expenses related to the AerCap Transaction and general corporate purposes. The Acquisition Notes are fully and unconditionally guaranteed on a senior unsecured basis by AerCap and certain of its subsidiaries, including ILFC. Additionally, in December 2013, AerCap Ireland Capital Limited entered into a credit agreement for a senior unsecured revolving credit facility with AIG. The revolving credit facility provides for an aggregate commitment of $1.0 billion and may be used for AerCap's general corporate purposes. AerCap Trust and ILFC are unconditional guarantors of the facility.

        On May 13, 2014 ILFC had $22.7 billion of indebtedness outstanding, primarily consisting of senior unsecured bonds, senior secured bonds, export credit facilities, secured term loans and commercial bank debt. In connection with the Reorganization described in Note 1—Basis of Preparation, under the amendments to ILFC's debt agreements, AerCap Trust assumed these obligations, and AerCap and certain of its subsidiaries guaranteed such obligations. Accordingly, AerCap Trust, by the terms of the indentures governing ILFC's secured and unsecured bonds, became the successor obligor under ILFC's indentures, including the bonds issued under ILFC's shelf registration statements filed with the SEC. ILFC also agreed to continue to be an obligor under these debt agreements, including the indentures.

        As a result of the AerCap Transaction, AIG owns approximately 46 percent of AerCap. A portion of the AIG shares remain subject to a lockup agreement providing for the staggered expiration of lockup periods beginning nine months and ending 15 months after the Closing Date. To date, no shares have been sold by AIG. AIG has entered into agreements with AerCap regarding voting restrictions, standstill provisions and certain registration rights.

        The consideration transferred to effect the AerCap Transaction consisted of the following:

	(In thousands except share and per share amounts)
Cash consideration	$2,400,000	(a)
97,560,976 AerCap common shares issued multiplied by AerCap closing share price per share of $46.59 on May 14, 2014	4,545,366
Stock compensation	12,275

Consideration transferred	$6,957,641

(a)	Excludes the $600.0 million special distribution paid by ILFC to AIG prior to the Closing Date.

        The following is a summary of the preliminary and final allocation of the purchase price to the estimated fair values of the identifiable assets acquired, the liabilities assumed and non-controlling interest at the Closing Date. There were several measurement period adjustments recognized subsequent to the amounts initially recognized and reported. These measurement period adjustments were primarily the result of completing the fair value calculations of Maintenance right intangible assets and Accrued maintenance liabilities at a component level. The measurement period adjustments presented below were retrospectively recognized as adjustments to our May 14, 2014 opening Balance Sheet, and the second and third quarter 2014 Statements of Operations. The opening Balance Sheet has been adjusted to reflect these changes as provided below.

        As of December 31, 2014, we had finalized all known measurement period adjustments.

(Dollars in thousands)	Amounts Initially Recognized and Reported as of the Closing Date	Measurement Period Adjustments(a)	Final Amounts Recognized as of the Closing Date
Cash and cash equivalents, including restricted cash	$2,958,809	$—	$2,958,809 (b)
Flight equipment held for operating leases, net	23,989,643	48,780	24,038,423
Prepayments on flight equipment	3,166,788	9,534	3,176,322
Maintenance rights intangible and lease premium	4,263,076	(181,047)	4,082,029 (c)
Other intangibles	440,093	49,712	489,805
Accrued maintenance liability	(2,688,438)	113,320	(2,575,118)
Debt	(24,339,842)	—	(24,339,842)
Other assets and liabilities	(775,990)	(77,844)	(853,834)
Non-controlling interest	(77,047)	—	(77,047)

Estimate of fair value of net assets acquired	$6,937,092	$(37,545)	$6,899,547
Consideration transferred	6,957,641	—	6,957,641

Goodwill	$20,549	$37,545	$58,094

(a)	These adjustments impacted the Successor's previously reported consolidated interim financial statements. See Note 30—Quarterly Financial Information (Unaudited).
(b)	Includes $0.8 billion of Restricted Cash.
(c)	Includes $4.0 billion maintenance rights intangible, and the remaining amount relates to lease premium.

        AerCap Trust reported Transaction and integration related expenses related to the AerCap Transaction of $47.0 million for the period beginning February 5, 2014 and ending December 31, 2014. Those expenses are included in the Successor's Consolidated Statements of Operations and consist primarily of severance and other compensation expenses.

        The acquired business contributed Total revenues and other income of $2,623.4 million and Net income of $687.8 million to AerCap Trust for the period beginning February 5, 2014 and ending December 31, 2014.

        The following unaudited pro forma summary presents consolidated information of AerCap Trust as if the AerCap Transaction had been consummated on January 1, 2013:

(Dollars in thousands)	Pro Forma Year Ended December 31, 2014	Pro Forma Year Ended December 31, 2013
Total revenue and other income	$4,244,704	$4,394,515
Net income (loss)	749,498	(263,994)

        The most significant pro forma adjustments were to reflect the (net of tax) impact of: (i) the amortization of intangible lease premium component as an adjustment to revenue; (ii) the expensing of the maintenance rights intangible, which occurs when the lease ends for EOL contracts or when the lessee provides us with an invoice for reimbursement relating to the cost of a qualifying maintenance event that relates to pre-acquisition usage for MR contracts. The related pro forma adjustment was based on the estimated annual charge in the first full year after the acquisition; (iii) the depreciation and amortization expenses related to the fair value adjustments to aircraft and other intangibles; (iv) the interest expense on the existing debt taking into account the fair value adjustment to the debt as of the Closing Date; (v) the interest expense related to the acquisition financing, as if the financing occurred as of January 1, 2013; (vi) other interest expense adjustments relating to the maintenance and security deposit liabilities as well as the prepayments on flight equipment; and (vii) non-recurring transaction and integration related expenses, as if they had been incurred as of January 1, 2013 instead of 2014.

        The above unaudited pro forma financial information is for informational purposes only and may not necessarily reflect the actual results of operations had the AerCap Transaction been consummated on January 1, 2013. The pro forma information did not adjust for gain from sales, impairment charges and loss from early extinguishment of debt. These pro forma amounts are not designed to represent the future expected financial results of either AerCap Trust or AerCap.

Application of the Acquisition Method of Accounting:

        We applied the acquisition method of accounting and measured the identifiable assets acquired, the liabilities assumed, and non-controlling interest at fair value on the Closing Date. These fair values were determined using the market and income approaches and were primarily based on inputs and assumptions that are not observable in the market, other than certain debt financing arrangements assumed in the AerCap Transaction. The fair value measurement of each major asset acquired and liability assumed is discussed separately below:

        Flight equipment:    We determined the fair value of our Flight equipment as of the Closing Date using an income approach based on the present value of the expected future cash flows.

        We measured the fair value of our Flight equipment as if unencumbered by any existing contractual lease terms and based on the estimated physical maintenance condition as of the Closing Date. The expected cash flows were estimated using current market lease rates for the remainder of the terms of the existing leases and future market lease rates for additional leases and an estimated residual value based on the aircraft type, age, and airframe and engine configuration of the aircraft. The aggregate cash flows were then discounted to present value. The discount rates were based on the type and age of aircraft (including the remaining useful life of the aircraft), and incorporated market participant assumptions regarding the likely debt and equity financing components and the required returns of those financing components. Key inputs and assumptions underlying the income approach and the projected cash flows were contracted leases, lease extensions and new lease assumptions, residual values and appropriate discount rates and are discussed further below:

(a)The contracted leases were adjusted to current market rents as appropriate, and accounted for approximately 50% of the flight equipment's fair value.

(b)For in-production, younger aircraft, residual values were assumed after the extension of the existing lease or new lease. The residual value assumption was based on inputs from third party appraisers. The residual values accounted for approximately 30% of the flight equipment's fair value.

(c)For most aircraft, an extension of the existing lease or a new lease was assumed based on our knowledge of the lessee's fleet plans and expected market lease rents. The extensions or new leases accounted for approximately 15% of the flight equipment's fair value.

(d)Out-of-production, older aircraft residual values that were at the end of their economic life, were assumed to be sold for parts at the conclusion of their respective leases. The residual value assumptions for sales of parts were based on market data and inputs from AeroTurbine, our wholly-owned subsidiary that specializes in sales of aircraft parts. Sales of parts residual values accounted for approximately 5% of the flight equipment's fair value.

(e)The discount rate assumptions are based on our knowledge of market returns and leverage, which vary depending on the type and age of the aircraft, and range between 6% and 10%. The average discount rate, weighted by the fair value of ILFC's fleet, was approximately 7%.

        Forward order book:    The fair value of the forward order book, which is included in Prepayments on flight equipment on the Successor's Consolidated Balance Sheet, was estimated based on the present value of the cash flows expected to be generated by the asset. Under this approach, fair value was determined by discounting the difference between the estimated fair value, as indicated by third party aircraft appraiser forward base values, and the contractual purchase prices for each forward order aircraft, at the respective future delivery dates. The difference was discounted at a required market rate of return that reflects the relative risk of achieving the asset's expected cash flows and the time value of money.

        Prepayments on flight equipment at the Closing Date included the fair value of the forward order book of ILFC of 317 aircraft, many of which were placed at favorable prices compared to the current market. The positions that were subject to a fair value adjustment relate to contracts for 64 Boeing 787 aircraft, 27 Boeing 737-800 aircraft, 206 Airbus A320 series aircraft (models A320neo, A321neo, A321-200), and 20 Airbus A350-900 aircraft. We determined that the remainder of our forward order book was at market terms and therefore no fair value adjustment was recorded for these positions.

        Maintenance rights intangible asset and lease premium, net:    The fair value of the maintenance rights intangible assets associated with EOL contracts was determined based on the present value of the expected cash flows, measured as the difference between the aircraft physical maintenance condition at the Closing Date and the specified contractual return condition at the end of the respective lease term adjusted for the credit risk of the lessee. The fair value of the maintenance rights intangible assets associated with MR contracts was determined based on the present value of reimbursements to lessees for maintenance events relating to pre-acquisition usage expected during the remaining post-acquisition lease term. The expected cash flows of the EOL and MR contracts are discounted at a required market rate of return that reflects the relative risk of achieving the expected cash flows of the assets and the time value of money.

        The fair value of the lease premium was determined based on the present value of the expected cash flows calculated as the difference between the contractual lease payments, adjusted for the credit risk of the lessee, and the lease payments that the aircraft could generate over the remaining lease term based on current market rates.

        Other intangible assets:    Primarily includes customer relationship intangible assets and other intangible assets. The fair value of the customer relationship intangible assets was determined using the excess earnings method. This method measures the value of an intangible asset by calculating the residual profit after subtracting the appropriate returns for all other complementary assets that benefit the business.

        Accrued maintenance liability:    Under our aircraft leases, the lessee is responsible for all operating expenses during the term of the lease, as well as for normal maintenance and repairs and major aircraft component maintenance events. Under the provisions of many of our leases, the lessee is required to make payments of supplemental maintenance rentals based on hours or cycles of utilization. If a lessee pays supplemental maintenance rentals, we are generally obligated to reimburse the lessee for costs they incur for certain qualified maintenance events. In connection with a lease of a used aircraft, we generally agree to contribute to certain maintenance events that the lessee incurs during the lease term (Lessor Contributions).

        We determined the fair value of our maintenance liability relating to pre-acquisition usage based on the present value of expected cash outflows during the remaining lease term consisting of (i) expected reimbursements of supplemental maintenance rentals at the time of the forecasted maintenance event; and (ii) expected Lessor Contributions at the time of the forecasted maintenance event. These two cash flows were discounted to their respective present values using a market rate of return that reflects the relative risk of the cash flows and the time value of money.

        Debt:    The fair value of debt was estimated using quoted market prices where available. The fair value of certain debt without quoted market prices is estimated using discounted cash flow analyses based on current market prices for similar type debt instruments.

        Non-controlling interests ("NCI"):    NCI consists of Market Auction Preferred Stock ("MAPS") securities issued by ILFC. The MAPS are not convertible, and have a liquidation value of $100,000 per share, with 500 shares issued and outstanding for each of the MAPS Series A and B securities. The dividend rate, other than the initial rate, for each dividend period for each series is to be reset approximately every seven weeks (49 days) on the basis of orders placed in an auction, provided such auctions are able to occur. MAPS fair values were estimated using discounted cash flow analysis based on estimated market yield for similar instruments.

        Income taxes:    AerCap and AIG made an election under Section 338(h)(10) of the IRS code, which resulted in the AerCap Transaction being treated as a sale of the assets of ILFC and its subsidiaries for U.S. federal and state income tax purposes, except for our wholly-owned subsidiary, AeroTurbine, which was treated as a taxable share purchase. As a result of this election, the tax adjusted purchase price was allocated to our net assets which changed the tax basis used to derive the deferred tax assets and liabilities. At the Closing Date, but prior to the Reorganization, we had a net deferred tax liability of $23.3 million, compared to the Predecessor's net deferred tax liability of $4.1 billion immediately preceding the Closing Date. Immediately after consummation of the AerCap Transaction, the plan of Reorganization was executed and ILFC immediately began transferring its assets and liabilities to AerCap Trust, the majority of whose earnings are subject to Irish tax. We transferred a mix of assets and liabilities with various book tax basis differences to Ireland from May 14, 2014 to December 31, 2014. The U.S. federal and state tax liabilities for tax years prior to the Closing Date, including the assumed liabilities related to unrecognized tax benefits, remain with AIG.